                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                (AMENDMENT NO. 2)

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 30, 2000

                         CHEQUEMATE INTERNATIONAL, INC.
                         ------------------------------
            (Exact name of Registrant as specified in its Charter)


             Utah                          01-15043              76-0279816
-------------------------------          -----------         -------------------
(State or other Jurisdiction of          (Commission          (I.R.S. Employer
Incorporation or Organization)            File No.)          Identification No.)



                   124 FERRY STREET S.W., ALBANY, OREGON 97321
                  --------------------------------------------
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number including Area Code: (541) 791-4813

             330 WASHINGTON BLVD., MARINA DEL REY, CALIFORNIA 90292
             -------------------------------------------------------
               Former name, former address and former fiscal year,
                          if changed since last report.

                                EXPLANATORY NOTE

On January 9, 2001, Chequemate International, Inc., a Utah corporation (the Company), filed a Current Report on Form 8-K dated as of December 30, 2000, pertaining to the terms of an Amended Stock Purchase and Sales Agreement (the Stock Purchase Agreement) with VisionComm, Inc. (VCI), a closely-held Delaware corporation, and the shareholders of VCI (the VCI shareholders), dated December 19, 2000. On February 16, 2001, the Company filed Amendment No. 1 to its Current Report on Form 8-K in order to submit the audited and unaudited financial statements of VCI, and certain pro forma financial information required by Item 7 of Form 8-K. In addition, it will amend certain other information contained therein as described below. This Amendment No. 2 to the Company's Current Report on Form 8-K is filed in order to expand and clarify certain information contained in notes to the Company's pro forma financials statements and in order to make revisions to the pro forma financial statements. The information contained in this 8-K/A Amendment No. 2 is current as of February 16, 2001.

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

In December, 2000, the Company consummated a Stock Purchase Agreement between the Company, VisionComm, Inc. (VCI) and the shareholders of VCI. In connection with the Stock Purchase Agreement, the terms of which are described in detail in a Current Report on Form 8-K filed with the Commission on January 9, 2001, two of the officers and directors of VCI were appointed, in the beginning of February, 2001, as additional members of the board of directors of the Company. In addition, in approximately the end of October, 2000, Harold P. Glick resigned as a director. In the end of November, Chandos Mahon was appointed by the board of directors as the Chief Operating Officer, and later as the Secretary, of the Company, to replace Alan Hunter, who resigned in all capacities in the end of November, 2000. Accordingly, the present officers and directors of the Company are as follows:

J. Michael Heil - President and Chief Executive Officer Chandos Mahon - Chief Operating Officer, Secretary Andre Peterson - Director and Chief Accounting Officer John Bartholomew - Director Robert E. Warfield - Director Daniel Thompson - Director William J. Brinkmeier, II - Director Thomas A. Nix, Director
- Director For a brief biographical description of William J. Brinkmeier II and Thomas A. Nix, reference is made to the Company's Current Report on Form 8-K, filed with the Commission on January 9, 2001, which is incorporated herein by reference. For a brief biographical description of Chandos Mahon, reference is made to the Company's Quarterly Report on Form 10-QSB, filed with the Commission on February 14, 2001, which is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

1) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.


(a)  Audited Financial Statements of VCI for the year ended
     December 31, 1999..................................................... F-1

     (i)   Report of Independent Auditors.................................. F-2

     (ii)  Audited Balance Sheets as of December 31, 1999 and 1998......... F-3

     (iii) Audited Statements of Operations for the
           Years Ended December 31, 1999 and 1998.......................... F-4

     (iv)  Audited Statements of Stockholders' Deficit for the
           Years Ended December 31, 1999 and 1998.......................... F-5

     (v)   Audited Statements of Cash Flows for the
           Years Ended December 31, 1999 and 1998.......................... F-6

     (vi)  Notes to Audited Financial Statements........................... F-7

(b)  Unaudited Financial Statements of VCI for the quarter
     ended September 30, 2000.............................................. F-14

     (i)   Unaudited Balance Sheets as of September 30, 2000............... F-15

     (ii)  Unaudited Statements of Operations for the
           Fiscal Quarters Ended September 30, 2000 and 1999............... F-17

     (iii) Unaudited Statements of Stockholders' Deficit for the
           Fiscal Quarters Ended September 30, 2000 and 1999............... F-18

     (iv)  Unaudited Statements of Cash Flows for the
           Fiscal Quarters Ended September 30, 2000 and 1999............... F-19

     (v)   Notes to Unaudited Financial Statements......................... F-21

(c)  Pro Forma Financial Information....................................... P-1

     (i)   Unaudited Proforma Consolidated Balance Sheets.................. P-2

     (ii)  Unaudited Proforma Consolidated Statements of Operations........ P-4

     (iii) Unaudited Statement of Assumptions and Disclosures.............. P-5


2) EXHIBITS.

The following exhibits are filed as part of this report:


Exhibit No.    SEC Ref. No.   Description/ Title of Document
-----------    ------------   ------------------------------
    1              10         Vision Common Stock Purchase Agreement, as
                              amended, dated December 19, 2000 (incorporated by reference from Exhibit 1 of the Company's
                              Current Report on Form 8-K filed with the Commission on January 9, 2001.)

    2              23         Consent of Kerber, Eck & Braeckel, LLP




                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   REGISTRANT:

                            CHEQUEMATE INTERNATIONAL, INC.



DATE: February 8, 2002            BY:   /s/ Chandos Mahon
                                        ----------------------------------------
                                        Chandos Mahon, CEO and President

                            FINANCIAL STATEMENTS AND
                          INDEPENDENT AUDITORS' REPORT

                                VISIONCOMM, INC.

                           DECEMBER 31, 1999 AND 1998

                          INDEPENDENT AUDITORS' REPORT

Board of Directors
VisionComm, Inc.

We have audited the accompanying balance sheets of VisionComm, Inc. (a Delaware corporation) as of December 31, 1999 and 1998, and the related statements of operations, stockholders' equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of VisionComm, Inc. as of December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

As discussed in Note M to the financial statements during 1998, the Company adopted Statement of Position 98-5, Accounting for Start-up Activities.

                                    KERBER, ECK & BRAECKEL LLP

St. Louis, Missouri
March 28, 2000 (except for
Note O, as to which the date
Is January 19, 2001)

VISIONCOMM, INC.

BALANCE SHEETS
DECEMBER 31,

ASSETS                                                                   1999              1998
                                                                      -----------       -----------
CURRENT ASSETS
   Cash                                                               $        --       $    33,850
   Accounts receivable
      Customers, less allowance for doubtful receivables of
         $100,000 in 1999 and $36,000 in 1998                             595,132           556,377
      Related party                                                        38,887            10,070
      Other                                                                38,492               873
   Prepaid expenses                                                        37,113            28,059
                                                                      -----------       -----------
            TOTAL CURRENT ASSETS                                          709,624           629,229

EQUIPMENT - NET                                                         1,686,019         1,471,841

OTHER ASSETS
   Investment in Data Net Systems, LLC                                    261,597           261,020
   Other intangible assets, less accumulated amortization
      of $229,441 in 1999 and $117,650 in 1998                          1,015,714           826,763
                                                                      -----------       -----------
                                                                        1,277,311         1,087,783
                                                                      -----------       -----------
            TOTAL ASSETS                                              $ 3,672,954       $ 3,188,853
                                                                      ===========       ===========
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
   Current maturities of long-term obligations                        $   658,487       $ 1,136,767
   Accounts payable                                                       301,124           176,566
   Accrued expenses                                                        24,050            10,281
   Dividends payable                                                       26,886                --
   Deferred revenue                                                        95,105            89,080
                                                                      -----------       -----------
            TOTAL CURRENT LIABILITIES                                   1,105,652         1,412,694

LONG-TERM OBLIGATIONS, LESS CURRENT MATURITIES                          2,794,020         1,610,240

STOCKHOLDERS' EQUITY (DEFICIT)
   Preferred stock                                                          2,835             2,035
   Common stock                                                            24,499            23,849
   Additional contributed capital                                       2,869,007         2,145,457
   Accumulated deficit                                                 (3,123,059)       (2,005,422)
                                                                      -----------       -----------
            TOTAL STOCKHOLDERS' EQUITY (DEFICIT)                         (226,718)          165,919
                                                                      -----------       -----------
            TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)      $ 3,672,954       $ 3,188,853
                                                                      ===========       ===========


The accompanying notes are an integral part of these statements.

VISIONCOMM, INC.

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31,

                                                                1999              1998
                                                             -----------       -----------
  Net revenues
   Pay telephones                                            $ 2,094,962       $ 2,057,773
   Cable                                                       1,111,208           560,558
                                                             -----------       -----------
                                                               3,206,170         2,618,331
  Cost of revenues
   Pay telephones                                              1,759,918         1,697,682
   Cable                                                         428,018           231,791
                                                             -----------       -----------
                                                               2,187,936         1,929,473
                                                             -----------       -----------
      GROSS PROFIT                                             1,018,234           688,858

  General and administrative expenses                          1,662,947         1,298,036
                                                             -----------       -----------
      LOSS FROM OPERATIONS                                      (644,713)         (609,178)

  Other income (deductions)
   Interest income                                                 3,612             3,819
   Interest expense                                             (419,641)         (330,996)
   Loss on disposal of assets                                      3,433            (3,991)
   Other income                                                   61,855            41,789
                                                             -----------       -----------
                                                                (350,741)         (289,379)
                                                             -----------       -----------
  Loss before income taxes and cumulative
         effect of a change in accounting principle             (995,454)         (898,557)

  Income taxes                                                        --                --
                                                             -----------       -----------
  Loss before cumulative effect of a change
         in accounting principle                                (995,454)         (898,557)

  Cumulative effect on prior years (to December 31, 1997)
   of a change in accounting principle                                --           (77,540)
                                                             -----------       -----------
      NET LOSS                                               $  (995,454)      $  (976,097)
                                                             ===========       ===========


The accompanying notes are an integral part of these statements.

VISIONCOMM, INC.

STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
PERIOD INDICATED BELOW

                                                                    Additional
                                   Preferred          Common        contributed       Accumulated
                                     stock            stock           capital           deficit            Total
                                  -----------      -----------      -----------       -----------       -----------
Balance at January 1, 1998        $        --      $     4,013      $ 1,149,628       $(1,014,888)      $   138,753

Sale of preferred stock                 2,035               --        1,015,665                --         1,017,700

Net loss for the year                      --               --               --          (976,097)         (976,097)

5.9425-to-1 common
   stock split                             --           19,836          (19,836)               --                --

Preferred stock dividend                   --               --               --           (14,437)          (14,437)
                                  -----------      -----------      -----------       -----------       -----------
Balance at December 31, 1998            2,035           23,849        2,145,457        (2,005,422)          165,919
Sale of preferred stock                   800               --          399,200                --           400,000

Sale of common stock                       --              650          324,350                --           325,000

Net loss for the year                      --               --               --          (995,454)         (995,454)

Preferred stock dividend                   --               --               --          (122,183)         (122,183)
                                  -----------      -----------      -----------       -----------       -----------
BALANCE AT DECEMBER 31, 1999      $     2,835      $    24,499      $ 2,869,007       $(3,123,059)      $  (226,718)
                                  ===========      ===========      ===========       ===========       ===========


The accompanying notes are an integral part of this statement.

VISIONCOMM, INC.

STATEMENTS OF CASH FLOWS
YEAR ENDED DECEMBER 31,

                                                                 1999               1998
                                                              -----------       -----------
Increase (decrease) in cash
Cash flows from operating activities
   Net loss                                                   $  (995,454)      $  (976,097)
   Adjustments to reconcile net loss to net
     cash used in operating activities
         Depreciation and amortization                            369,636           286,085
         (Gain) loss on sale of fixed assets                       (3,432)            3,991
         Undistributed earnings of investee                          (577)           (2,216)
   Changes in assets and liabilities
            Increase in accounts receivable                      (105,191)         (219,042)
            Increase in prepaid expenses                           (9,054)          (10,146)
            Increase in other assets                             (362,993)         (462,180)
            Increase (decrease)  in accounts payable              124,558          (183,618)
            Increase (decrease) in accrued expenses                13,769            (2,263)
            Increase in deferred revenue                            6,025            48,192
                                                              -----------       -----------
               Total adjustments                                   32,741          (541,197)
                                                              -----------       -----------
               NET CASH USED IN OPERATING ACTIVITIES             (962,713)       (1,517,294)

CASH FLOWS FROM INVESTING ACTIVITIES
   Proceeds from sale of equipment                                 96,736            17,300
   Capital expenditures                                          (503,076)         (468,113)
                                                              -----------       -----------
               NET CASH USED IN INVESTING ACTIVITIES             (406,340)         (450,813)

CASH FLOWS FROM FINANCING ACTIVITIES
   Preferred dividends paid                                       (95,296)          (14,437)
   Proceeds from long-term obligations                          1,901,499         1,013,819
   Payments on long-term obligations                           (1,196,000)         (283,570)
   Proceeds from issuance of preferred stock                      400,000         1,017,700
   Proceeds from issuance of common stock                         325,000                --
                                                              -----------       -----------
               NET CASH PROVIDED BY FINANCING ACTIVITIES        1,335,203         1,733,512
                                                              -----------       -----------
               NET DECREASE IN CASH                               (33,850)         (234,595)

Cash at beginning of year                                          33,850           268,445
                                                              -----------       -----------
Cash at end of year                                           $        --       $    33,850
                                                              ===========       ===========


The accompanying notes are an integral part of these statements.

VISIONCOMM, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999 AND 1998

NOTE A - SUMMARY OF ACCOUNTING POLICIES

A summary of significant accounting policies applied in the preparation of the financial statements follows.

1. NATURE OF ENTITY

VisionComm, Inc. (the Company) operates, services and maintains private pay telephones and provides cable systems to apartment complexes, hotels and hospitals.

2. EQUIPMENT

Equipment acquired is recorded at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives. The straight-line method of depreciation is followed for substantially all assets for financial reporting purposes, but accelerated methods are used for tax purposes.

3. INTANGIBLE ASSETS

Intangible assets include acquisition costs related to the purchase of contracts to provide private cable systems to apartment complexes, hotels and hospitals. Intangible assets are amortized over ten years using the straight-line method.

4. INVESTMENT

The investment in Data Net Systems, LLC represents a 5.2226% equity interest, which was contributed by certain Company stockholders. This investment is recorded at estimated fair market value as of the date it was contributed to the Company.

5. DEFERRED REVENUE

Revenues billed in advance for services are deferred and recorded as income in the period the related services are rendered.

6. REVENUE RECOGNITION

Revenues from coin calls and non-coin calls are recognized as calls are made. Revenues from cable are recognized in the period the service has been provided. When revenue on a telephone call is recorded, an expense is also recorded for direct costs associated with the call.

7. INCOME TAXES

The Company terminated its S Corporation status effective July 31, 1998. Earnings and losses to that date were included in the stockholders' income tax returns and taxed depending on their personal tax circumstances. Effective August 1, 1998 the Company provides for income taxes based on income for financial reporting purposes. Certain charges to earnings differ as to timing from those deducted for tax purposes; these relate primarily to accounts receivable and accumulated depreciation and amortization.

8. USE OF ESTIMATES

In preparing the Company's financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE B - EQUIPMENT

Equipment consists of the following at December 31,:

                                           1999             1998
                                        ----------      ----------
Pay telephone equipment                 $1,381,924      $1,372,992
Furniture and fixtures                     731,242         387,929
Truck and automobiles                       36,459          30,159
                                        ----------      ----------
                                         2,149,625       1,791,080

     Less accumulated depreciation         569,317         347,203
                                        ----------      ----------
                                         1,580,308       1,443,877

Uninstalled equipment                      105,711          27,964
                                        ----------      ----------
                                        $1,686,019      $1,471,841
                                        ==========      ==========




Depreciation expense was $250,298 and $208,375 for the years ended December 31, 1999 and 1998, respectively.

NOTE C - LONG-TERM OBLIGATIONS

Long-term obligations consist of the following at December 31,:

                                          1999            1998
                                       ----------      ----------
Notes payable
    Berthel Growth & Income Trust      $       --      $  700,000
    Amresco                             3,436,835       1,991,917
    Chrysler Financing Company             15,672          18,592
Capital lease obligations                      --          36,498
                                       ----------      ----------
                                        3,452,507       2,747,007

    Less current maturities               658,487       1,136,767
                                       ----------      ----------
                                       $2,794,020      $1,610,240
                                       ==========      ==========

The notes payable to Ameresco consists of 15 notes with monthly payments ranging from $450 to $17,931 and quarterly payments up to $42,099, with interest rates ranging from 12% to 14%, with maturities at various dates through January, 2007. The notes are secured by equipment and are individually guaranteed by a Company stockholder.

The note payable to Chrysler Financing Company is payable in monthly installments of $423 including interest at 12.5% through November 2003. An automobile secures the note.

Aggregate maturities of long-term obligations for the years following December 31, 1999 are as follows:

2000                           $   658,487
2001                               755,688
2002                               749,138
2003                               422,660
2004                               866,534
                               -----------
                               $ 3,452,507
                               ===========

NOTE D - INCOME TAXES

Effective August 1, 1998 the Company accounts for income taxes under the provisions of Statement of Financial Accounting Standards No. 109 Accounting For Income Taxes (SFAS 109). Under the liability method specified by SFAS 109, deferred tax assets and liabilities are determined based on the difference between the financial statement and tax bases of assets and liabilities as measured by the enacted tax rates which will be in effect when these differences reverse. Deferred tax expense is the result of changes in deferred tax assets and liabilities. The principal types of differences between assets and liabilities for financial statement and tax return purposes are allowance for doubtful receivables and accumulated depreciation and amortization. A deferred tax asset is recorded for net operating losses being carried forward for tax purposes.

Deferred tax assets and liabilities are attributable to the following at December 31, 1999:


Deferred tax assets
(liabilities)
   Current
       Allowance for doubtful receivables             $  36,000

   Noncurrent
       Accumulated depreciation and amortization       (277,000)
       Tax benefit of net operating loss
         carryforward                                   547,000
                                                      ---------
                                                        270,000
                                                      ---------
                                                        306,000

   Valuation allowance                                 (306,000)
                                                      ---------
          Net deferred tax asset                      $      --
                                                      =========


A valuation allowance is provided to reduce the deferred tax assets to a level which, more likely than not, will be realized. The net deferred assets reflect management's estimate of the amount that will be realized from future profitability that can be predicted with reasonable certainty.

NOTE E - COMMITMENTS

The Company conducts a substantial portion of its operations utilizing leased facilities. The minimum rental commitments under operating leases are as follows for the years ended December 31:

2000                                    $   64,400
2001                                        69,000
2002                                        69,000
2003                                        69,000

2005 and thereafter                         34,500
                                        ----------
   Total minimum lease payments         $  374,900
                                        ==========


Rent expense for all operating leases for the years ended December 31, 1999 and 1998 was $90,773 and $80,301, respectively.

NOTE F - PREFERRED STOCK

The Company's preferred stock consists of 1,000,000 authorized shares of .01 par value cumulative convertible Series A preferred stock of which the Company has issued 283,540 shares. Preferred shares are entitled to preferential cumulative dividends of 9% annually. In the event of a distribution of the Company's assets on dissolution, sale of its property or liquidation, the preferred shares receive the greater of the offering price per share or the put price, as defined in the investor agreement, plus any unpaid accumulated dividends. The holder may convert preferred shares to common stock at any time.

NOTE G - COMMON STOCK

The Company has 10,000,000 shares of authorized common stock at a par value of $.01 per share. There were 2,449,917 and 2,384,917 shares issued and outstanding at December 31, 1999 and 1998 (split-adjusted for 1998), respectively.

NOTE H - STOCK SPLIT

On July 27, 1998 the stockholders approved an increase in the number of authorized shares from 1,000,000 to 10,000,000 and a 5.9425 to 1 stock split.

NOTE I - RESERVED COMMON STOCK
At December 31, 1999, 100,000 authorized common shares were reserved for issuance upon the exercise of stock options to investors.

NOTE J - STOCK WARRANTS
The Company has issued three warrants for a total of 889,154 (split-adjusted) shares of common stock at an exercise price of $5 per share. The warrants have been issued to a Company lender and expire on December 31, 2006.

NOTE K - STOCK OPTIONS

The Company granted stock options to certain employees, directors, and consultants of the Company. The exercise price of each option ranges from $5 to $6 per share. These options are exercisable at any time with written notice to the Company. The options expire ten years from the date of grant. As of December 31, 1999, 865,732 qualified options have been granted.

As of December 31, 1999, 970,354 shares were available for grant. The following summarizes the changes in stock options for the years ended December 31, 1999 and 1998, respectively:

                                                          Average
                                                          Exercise
                                           Shares           Price
                                          --------        --------
                        1998 activity
    December 31, 1998
           Granted                         885,445       $   1.65
           Excercised                           --             --
           Canceled                             --             --
                                          --------
    Outstanding at December 31, 1998       885,445           1.65

                        1999 activity
           Granted                          10,000           5.00
           Excercised                           --             --
           Canceled                        (29,713)          0.84
    Outstanding at December 31, 1999       865,732           1.71
                                          --------

NOTE L - STATEMENT OF CASH FLOWS

Cash paid for interest was $419,641 and $330,996 for the years ended December 31, 1999 and 1998, respectively.

NOTE M - CHANGE IN ACCOUNTING PRINCIPLE

Effective January 1, 1998, the Company adopted Statement of Position 98-5, Accounting for Start-Up Activities (SOP 98-5), issued by the American Institute of Certified Public Accountants. SOP 98-5 establishes guidance for accounting for start-up and organizational costs. The SOP states that these costs should be expensed when incurred. The Company had previously capitalized and amortized such costs. The effect of applying SOP 98-5 is a charge to income of $77,450, and is reported in the accompanying statement of operations for 1998 as a cumulative effect of a change in an accounting principle.

NOTE N - RECLASSIFICATIONS

Certain reclassifications have been made to the 1998 financial statements to conform to the 1999 presentation.
NOTE O - EARNINGS PER SHARE

Primary earnings per common share are based upon the weighted average number of common and common equivalent shares outstanding. The primary earnings per common share for the years ended December 31, 1999 and 1998 were $(.42) and $(.81), respectively.

                                VISIONCOMM, INC.


                              FINANCIAL STATEMENTS

                               SEPTEMBER 30, 2000

                                VISIONCOMM, INC.
                                 BALANCE SHEETS

                                     ASSETS


                                                  September 30,   December 31,
                                                      2000            2000
                                                  -------------   ------------
                                                           (Unaudited)
                                     ASSETS

                                 Current Assets

    Cash                                           $       --      $       --
    Accounts receivable - customers, less
      allowance for doubtful receivables of
      $133,194 and $100,000, respectively             665,379         595,132
    Related parties                                        --          38,492
    Other                                                 287          38,887
    Prepaid expenses                                   94,416          37,113
                                                   ----------      ----------
         Total Current Assets                         710,082         709,624

Equipment-net                                       1,491,295       1,686,019

                                  Other Assets

    Investment in Data Net Systems, LLC               261,597         261,597
    Other intangible assets, less accumulated
      amortization of $325,771 and $229,441,
      respectively                                    924,384       1,015,714
                                                   ----------      ----------
         Total Other Assets                         1,185,981       1,277,311
                                                   ----------      ----------
         Total Assets                              $3,387,358      $3,672,954
                                                   ==========      ==========


The accompanying notes are an integral part of these statements

                                VISIONCOMM, INC.
                                 BALANCE SHEETS

                  LIABILITIES AND STOCKHOLDERS EQUITY (DEFICIT)


                                                    September 30,     December 31,
                                                         2000             2000
                                                    -------------     ------------
                                                             (Unaudited)
                              Current Liabilities

    Cash over Draft                                  $   158,653       $        --
    Current maturities of long-term obligations          372,384           658,487
    Accounts payable                                     384,291           301,124
    Accrued expenses                                     125,381           24, 050
    Dividends payable                                         --            26,886
    Deferred revenue                                     101,190            95,105
                                                     -----------       -----------
         Total Current Liabilities                     1,141,899         1,105,652
                                                     -----------       -----------

Long-term obligations, less current maturities         3,040,838         2,794,020

                         Stockholders' equity (deficit)

        Preferred stock                                    2,835             2,835
        Common stock                                      24,796            24,499
        Additional contributed capital                 2,893,709         2,869,007
        Accumulated deficit                           (3,716,719)       (3,123,059)
                                                     -----------       -----------
         Total Stockholders' Equity (Deficit)           (795,379)         (226,718)
                                                     -----------       -----------
         Total Liabilities and Stockholders'
          Equity (Deficit)                           $ 3,387,358       $ 3,672,954
                                                     ===========       ===========


The accompanying notes are an integral part of these statements

                                VISIONCOMM, INC.
                            STATEMENTS OF OPERATIONS
                                   (Unaudited)

                                                 For the Nine Months Ended
                                                        September 30,
                                               -----------------------------
                                                   2000              1999
                                               -----------       -----------
Net revenues
  Pay telephones                               $ 1,221,914       $ 1,710,427
  Cable                                            872,670           844,745
                                               -----------       -----------
                                                 2,094,584         2,555,172
Cost of revenues
  Pay telephones                                   810,852         1,375,806
  Cable                                            397,887           277,071
                                               -----------       -----------
                                                1, 208,739         1,652,877
                                               -----------       -----------
         Gross profit                              885,845           902,295
                                               -----------       -----------
General and administrative
 expenses                                        1,135,149         1,220,277
                                               -----------       -----------
         Loss from operations                     (249,304)         (317,982)
                                               -----------       -----------
Other income (deductions)
     Interest income                                   516             3,210
     Interest expense                             (325,474)         (313,574)
     Other income                                   61,479            44,573
                                               -----------       -----------
           Loss before income taxes               (263,479)         (265,791)
                                               -----------       -----------
Income taxes                                            --                --
                                               -----------       -----------
         NET (LOSS)                            $  (512,783)      $  (583,773)
                                               ===========       ===========


The accompanying notes are an integral part of these statements

                                VISIONCOMM, INC.
                       STATEMENTS OF STOCKHOLDERS' EQUITY

                                                                    Additional
                                   Preferred         Common         Contributed      Accumulated
                                     Stock            stock           capital          deficit            Total
                                  -----------      -----------      -----------      -----------       -----------
Balance at January 1, 1998        $     2,035      $    23,849      $ 2,145,457      $(2,005,422)      $   165,919

Sale of preferred stock                   800               --          399,200               --           400,000

Sale of common stock                       --              650          324,350               --           325,000

Net loss for the year                      --               --               --         (995,454)         (995,454)

Preferred stock dividend                   --               --               --         (122,183)         (122,183)
                                  -----------      -----------      -----------      -----------       -----------
Balance at December 31, 1999            2,835           24,499        2,869,007       (3,123,059)         (226,718)

Sale of common stock
 (unaudited)                               --              297           24,702               --            24,999

Net loss for the nine months
 (unaudited)                               --               --               --         (512,783)         (512,783)

Preferred stock dividend
 (unaudited)                               --               --               --          (80,877)          (80,877)
                                  -----------      -----------      -----------      -----------       -----------
Balance at September 30,2000
 (unaudited)                      $     2,835      $    24,796      $ 2,893,709      $(3,716,719)      $  (795,379)
                                  ===========      ===========      ===========      ===========       ===========


The accompanying notes are an integral part of these statements

                                VISIONCOMM, INC.
                            STATEMENTS OF CASH FLOWS
                                   (Unaudited)


                                                         For the Nine Months Ended
                                                               September 30,
                                                         --------------------------
                                                            2000            1999
                                                         ---------        ---------
Cash flows from operating activities
   Net loss                                              $(512,783)       $(583,773)
   Adjustments to reconcile net loss
    to net cash used in operating activities
        Depreciation and amortization                     294, 713          260,533
   Changes in assets and liabilities
        Decrease (increase) in accounts receivable           6,845          (59,347)
        Decrease(increase) in prepaid expenses              (7,303)          (2,749)
        Increase in cash over drafts                       158,653               --
        Increase (decrease) in accounts payable             83,167         (177,395)
        Increase (decrease) in accrued expenses            101,331          111,673
        Increase in deferred revenue                         6,085            2,228
                                                         ---------        ---------
         Total adjustments                                 643,491          134,943
                                                         ---------        ---------
         Net cash provided by (used in)
          operating activities                             130,708         (448,830)
                                                         ---------        ---------
Cash flows from investing activities

    Capital expenditures                                    (8,659)        (246,077)
                                                         ---------        ---------
         Net cash used in investing
          Activities                                     $  (8,659)       $(246,077)
                                                         ---------        ---------


The accompanying notes are an integral part of these statements

                                VISIONCOMM, INC.
                            STATEMENTS OF CASH FLOWS
                                   (Unaudited)

                                                      For the Nine Months Ended
                                                           September 30,
                                                     ---------------------------
                                                        2000             1999
                                                     ---------        ----------
Cash flows from financing activities

     Preferred dividends paid                        $(107,763)       $ (68,370)
     Proceeds from long-term obligations               264,481          964,192
     Payments on long-term obligations                (303,766)        (900,000)
     Proceeds from issuance of preferred stock              --          400,000
     Proceeds from issuance of common stock             24,999          325,000
                                                     ---------        ---------
         Net cash provided by (used in)
          financing activities                        (122,049)         720,822
                                                     ---------        ---------
         NET INCREASE (DECREASE) IN CASH                    --           25,915

Cash at beginning of nine months                            --           33,850
                                                     ---------        ---------
Cash at end of nine months                           $      --        $  59,765
                                                     =========        =========


The accompanying notes are an integral part of these financial statements

                                VISIONCOMM, INC.
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF ACCOUNTING POLOCIES

A summary of significant accounting policies applied in the preparation of the financial statements follows:

A. Nature of Entity

VisionComm, Inc. (the Company) operates, services and maintains private pay telephones and provides cable systems to apartment complexes, hotels, and hospitals.

B. Equipment

Equipment acquired is recorded at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives. The straight-line method of depreciation is followed for substantially all assets for financial reporting purposes, but accelerated methods are used for tax purposes.

C. Intangible Assets

Intangible assets include acquisition costs related to the purchase of contracts to provide private cable systems to apartment complexes, hotels and hospitals. Intangible assets are amortized over ten years using the straight-line method. The Company reviews the recoverability of intangibles wherever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

D. Investment

The investment in Data Net Systems, LLC represents a 5.2226% equity interest, which was contributed certain Company stockholders. This investment is recorded at estimated fair market value as of the date it was contributed to the Company.

E. Deferred Revenue

Revenues billed in advance for services are deferred and recorded as income in the period related serves are rendered.

F. Revenue Recognition

Revenues from coin calls and non-coin calls are recognized as calls are made. When Revenue on a telephone call is recorded, an expense is also recorded for direct costs associated with the call.

G. Unaudited Financial Statements

The accompanying unaudited financial statements include all of the adjustments which are in the opinion of management necessary for a fair presentation. Such adjustments are of a normal recurring nature.

H. Use of Estimates

In preparing the Company's financial statements, management is required to make estimates and assumptions that affect the reported amounts of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - EQUIPMENT

Equipment consists of the following:


                                       September 30,   December 31,
                                           2000            2000
                                       -------------   ------------
                                               (Unaudited)
Pay telephone equipment                 $1,381,924      $1,381,924
Furniture and fixture                      734,070         731,242
Truck and automobiles                       36,459          36,459
                                        ----------      ----------
                                         2,152,453       2,149,625

     Less accumulated depreciation         766,152         569,317
                                        ----------      ----------
                                         1,386,301       1,580,308

 Uninstalled equipment                     104,994         105,711
                                        ----------      ----------
                                        $1,491,295      $1,686,019
                                        ==========      ==========


Depreciation expense was $250,298 for the year ended December 31, 1999 and $196,835 for the nine months ended September 30, 2000.

NOTE 3 - LONG TERM OBLIGATIONS

Long-term obligations consist of the following:


                                     September 30,   December 31,
                                        2000              2000
                                     ------------    ------------
                                            (Unaudited)
Notes payable
    Ameresco                          $3,135,511      $3,436,835
    Chrysler Financing Company            13,230          15,672
    Other                                264,481              --
                                      ----------      ----------
                                       3,413,222       3,452,507
         Less current maturities         372,384         658,487
                                      ----------      ----------
                                      $3,040,838      $2,794,020
                                      ==========      ==========


The notes payable to Ameresco consists of 15 notes with monthly payments ranging from $450 to $17,931 and quarterly payments up to $42,099, with interest rates ranging from 12% to 14%, with maturities at various dates through January, 2007. The notes are secured by equipment and are individually guaranteed by a Company stockholder.

The note payable to Chrysler Financing Company is payable in monthly installments of $423 including interest at 12.5% through November 2003. An automobile secures the note.

Aggregate maturities of long-term obligations for the years following December 31, 1999 are as follows:

2000                           $   658,487
2001                               755,688
2002                               749,138
2003                               422,660
2004                               866,534
                               -----------
                               $ 3,452,507
                               ===========

NOTE 4 - INCOME TAXES

Up to July 31, 1998 the Company had elected to be taxed as an "S"corporation under the Internal Revenue Code Section 1362. An S corporation generally does not pay income taxes, but rather, its stockholders are taxed on their proportionate share. Therefore, these financial statements do not include any provision for corporate income taxes.

Effective August 1, 1998 the Company accounts for income taxes under the provisions of Statement of Financial Accounting standards No. 109 Accounting For Income Taxes (SFAS 109). Under the liability method specified by SFAS 109, deferred tax assets and liabilities are determined based on the difference between the financial statement and tax bases of assets and liabilities as measured by the enacted tax rates which will be in effect when these differences reverse. Deferred tax expense is the result of changes in deferred tax assets and liabilities. The principal types of differences between assets and liabilities for financial statement and tax return purposes are allowance for doubtful receivables and accumulated depreciation and amortization. A deferred tax asset is recorded for net operating losses being carried forward for tax purposes.

Deferred tax assets and liabilities are attributable to the following at December 31, 1999:


Deferred tax assets (liabilities)
     Current
         Allowance for doubtful receivables             $  36,000

     Noncurrent
         Accumulated depreciation and amortization       (277,000)
         Tax benefit of net operating loss
           Carryforward                                   547,000
                                                        ---------
                                                          270,000
                                                        ---------
                                                          306,000

         Valuation allowance                             (306,000)
                                                        ---------
                 Net deferred tax asset                 $      --
                                                        =========


A valuation allowance is provided to reduce the deferred tax assets to a level which, more likely than not, will be realized. The net deferred assets reflect management's estimate of the amount that will be realized from future profitability that can be predicted with reasonable certainty.

NOTE 5 - COMMITMENTS

The Company conducts a substantial portion of its operations utilizing leased facilities. The minimum rental commitments under operating leases are as follows for the years ended December 31:


2000                                    $  64,400
2001                                       69,000
2002                                       69,000
2003                                       69,000
2004                                       69,000
2005 and thereafter                        34,500
                                        ---------
   Total minimum lease payments         $ 374,900
                                        =========


Rent expense for all operating leases for the year ended December 31, 1999 was $90,773.

NOTE 6 - PREFERRED STOCK

The Company's preferred stock consists of 1,000,000 authorized shares of $0.01 par value cumulative convertible Series A preferred stock of which the Company has issued 283,540 shares. Preferred shares are entitled to preferential cumulative dividends of 9% annually. In the event of a distribution of the Company's assets on dissolution, sale of its property or liquidation, the preferred shares receive the greater of the offering price per share or the put price, as defined in the investor agreement, plus any unpaid accumulated dividends. The holder may convert preferred shares to common stock at any time.

NOTE 7 - COMMON STOCK

The Company has 10,000,000 shares of authorized common stock at a par value of $.01 per share. There were 2,449,917 and 2,746,917 shares issued and outstanding at December 31, 1999 and September 30, 2000, respectively.

NOTE 8 - STOCK SPLIT

On July 27, 1998 the stockholders approved an increase in the number of authorized shares from 1,000,000 to 10,000,000 and a 5.9425 to 1 stock split. The stock split has been applied retroactively to the financial statements.

NOTE 9 - RESERVED COMMON STOCK

At December 31, 1999, 100,000 authorized common shares were reserved for issuance upon the exercise of stock options to investors.

NOTE 10 - STOCK WARRANTS

The Company has issued three warrants for a total of 889,154 (split-adjusted) shares of common stock at an exercise price of $5 per share. The warrants have been issued to a Company lender and expire on December 31, 2006.

NOTE 11 - STOCK OPTIONS
The Company granted stock options to certain employees, directors, and consultants of the Company. The exercise price of each option ranges from $5 to $6 per share. These options are exercisable at any time with written notice to the Company. The options expire ten years from the date of grant. As of December 31, 1999, 865,732 qualified options have been granted. The Company (nonpublic entity) derives fair value of its options through use of a present value computation method.

As of December 31, 1999, 970,354 shares were available for grant. The following summarizes the changes in stock options for the years ended December 31, 1999 and 1998, respectively.


                                                            Average
                                                            Exercise
                                               Shares        Price
                                              --------      --------
1998 activity
      December 31, 1998
         Granted                              885,445       $ 1.65
         Excercised                                --           --
         Canceled                                  --           --
                                              -------
      Outstanding at December 31, 1998        885,445         1.65
1999 activity
         Granted                               10,000         5.00
         Excercised                                --           --
         Canceled                             (29,713)        0.84
                                              -------
      Outstanding at December 31, 1999        865,732         1.71
2000 activity
         Granted                                   --           --
         Excercised                           (29,713)        0.84
         Canceled                              (4,500)        5.00
                                              -------
      Outstanding at September 30, 2000       831,519       $ 1.73
                                              =======

NOTE 12 - STATEMENT OF CASH FLOWS

Cash paid for interest was $325,474 and $313,574 for the nine months ended September 30, 2000 and 1999, respectively.

NOTE 13 - CHANGE IN ACCOUNTING PRINCIPLE

Effective January 1, 1998, the Company adapted Statement of Position 98.5, Accounting for Start-Up Activities (SOP 98-5), issued by the American institute of Certified Public Accountants. SOP 98-5 establishes guidances for accompanying for start-up and organizational costs. The SOP states that these costs should be expensed when incurred. The Company had previously capitalized and amortized such costs. The effect of applying SOP 98-5 is a change to issuance of $77,450, and is reported in the accompanying statement of operations for 1998 as a cumulative affect of a change in accounting principle.

NOTE 14 - RECLASSIFICATIONS

Certain reclassifications have been roads to the 1998 financial statements to confirm the 1999 presentation.
NOTE 15 - EARNINGS PER SHARE

Primary earnings per common share are based upon the weighted average number of common and common equivalent shares outstanding. The primary earnings per common share for the nine months ended September 30, 2000 and 1999 were ($0.20) and ($0.24) respectively.The diluted earnings per share were not presented because it would be anti-dilutive in nature.


Basic loss per share is calculated using a weighted average for common stock.

                               For the Nine Months
                            Ended September 30, 2000
                 --------------------------------------------------

                     Loss               Shares           Per Share
                  (Numerator)       (Denominator)         Amount
                  -----------       -------------        ---------
                   (512,783)          2,563,915            (0.20)
                  ===========       =============        =========

                               For the Nine Months
                            Ended September 30, 1999
                 --------------------------------------------------

                     Loss               Shares           Per Share
                  (Numerator)       (Denominator)         Amount
                  -----------       -------------        ---------
                   (583,773)          2,432,387           (0.24)
                  ===========       =============        =========

                         CHEQUEMATE INTERNATIONAL, INC.

                   PROFORMA CONSOLIDATED FINANCIAL STATEMENTS

                               SEPTEMBER 30, 2000

                         CHEQUEMATE INTERNATIONAL, INC.
                      PROFORMA CONSOLIDATED BALANCE SHEETS

                                     ASSETS


                                     Chequemate
                                    International     Vision Comm.
                                       Inc.               Inc.
                                    September 30,    September 30,     Proforma           Totals
                                        2000             2000         Adjustments      Consolidated
                                    ------------     -------------    -----------      ------------
CURRENT ASSETS
   Cash                             $    44,866      $        --      $        --      $    44,866
   Accounts receivable, net             202,346          665,666               --          868,012
   Inventory                            413,764          104,994               --          518,758
   Prepaid expenses                     163,141           44,416               --          207,557
                                    -----------      -----------      -----------      -----------
     Total Current Assets               824,117          815,076               --        1,639,139
                                    -----------      -----------      -----------      -----------
PROPERTY, PLANT AND
 EQUIPMENT, NET                       1,509,044        1,386,301               --        2,895,345
                                    -----------      -----------      -----------      -----------
OTHER ASSETS
   Investment in
     unconsolidated subsidiary               --          261,597               --          261,597
   Product and service rights         4,194,839          924,384               --        5,119,223
   Goodwill                                  --               --        8,194,043        8,194,043
   Other assets                         142,866               --               --          142,866
                                    -----------      -----------      -----------      -----------
     Total Other Assets               4,337,705        1,185,981        8,194,043       13,717,729
                                    -----------      -----------      -----------      -----------
     TOTAL ASSETS                   $ 6,670,866      $ 3,387,358      $ 8,194,043      $18,252,267
                                    ===========      ===========      ===========      ===========


                  SEE STATEMENT OF ASSUMPTIONS AND DISCLOSURES.

                         CHEQUEMATE INTERNATIONAL, INC.
                PROFORMA CONSOLIDATED BALANCE SHEETS (CONTINUED)

                      LIABILITIES AND STOCKHOLDERS' EQUITY


                                    Chequemate
                                   International       Vision Comm.
                                       Inc.               Inc.
                                   September 30,      September 30,       Proforma            Totals
                                       2000               2000           Adjustments        Consolidated
                                   ------------       -------------      -----------        ------------
CURRENT LIABILITIES
   Accounts payable                $    626,944       $    542,945       $         --       $  1,169,889
   Accrued expenses                     278,892            226,570                 --            505,462
   Income tax payable                       500                 --                 --                500
   Advances from affiliates             179,000                 --                 --            179,000
                                   ------------       ------------       ------------       ------------
     Total Liabilities                1,085,336            769,515                 --          1,854,851
                                   ------------       ------------       ------------       ------------
LONG-TERM DEBT                               --          3,413,222          5,800,000          9,213,222
                                   ------------       ------------       ------------       ------------
STOCKHOLDERS' EQUITY
   Common stock $0.0001
    par value; 500,000,000
    shares authorized;
    15,144,481 shares issued
    and outstanding                       1,264             24,796            (24,546)             1,514
   Preferred stock                           --              2,835             (2,835)                --
   Additional paid in capital        50,639,126          2,690,649           (690,899)        52,638,876
   Accumulated deficit              (45,054,860)        (3,513,659)         3,112,323        (45,456,196)
                                   ------------       ------------       ------------       ------------
     Total Stockholders'
      Equity                          5,585,530           (795,379)         2,394,043          7,184,194
                                   ------------       ------------       ------------       ------------
     TOTAL LIABILITIES
       AND STOCKHOLDERS'
       EQUITY                      $  6,670,866       $  3,387,358       $  8,194,043       $ 18,252,267
                                   ============       ============       ============       ============


                  SEE STATEMENT OF ASSUMPTIONS AND DISCLOSURES.

                         CHEQUEMATE INTERNATIONAL, INC.
                 PROFORMA CONSOLIDATED STATEMENTS OF OPERATIONS

                                                 Chequemate
                                                International      Vision Comm.
                                                      Inc.            Inc.
                                                 For the Six      For the Nine
                                                 Months Ended     Months Ended
                                                 September 30,    September 30,     Proforma           Totals
                                                     2000             2000         Adjustments      Consolidated
                                                -------------     -------------    -----------      ------------
REVENUES
   Revenue                                       $ 1,209,025      $ 2,094,584      $        --      $ 3,303,609
   Cost of sales                                     604,512        1,208,740               --        1,813,252
                                                 -----------      -----------      -----------      -----------
     Gross Profit                                    604,513          885,844               --        1,490,357
                                                 -----------      -----------      -----------      -----------
EXPENSES
   General and administrative                      6,624,333          840,436               --        7,464,769
   Depreciation and
    amortization                                     686,488          294,713          401,336        1,382,537
                                                 -----------      -----------      -----------      -----------
     Total Expenses                                7,310,821        1,135,149          401,336        8,847,306
                                                 -----------      -----------      -----------      -----------
NET OPERATING LOSS                                (6,706,308)        (249,305)        (401,336)      (7,356,949)
                                                 -----------      -----------      -----------      -----------
OTHER INCOME (EXPENSE)
   Interest expense                                 (221,103)        (325,473)              --         (546,576)
   Other income                                       15,006           61,995               --           77,001
                                                 -----------      -----------      -----------      -----------
     Total Other Income
      (Expense)                                     (206,097)        (263,478)              --         (469,575)
                                                 -----------      -----------      -----------      -----------
LOSS BEFORE TAXES                                 (6,912,405)        (512,783)        (401,336)      (7,826,524)

PROVISION FOR INCOME TAX                                 500               --               --              500
                                                 -----------      -----------      -----------      -----------
NET LOSS                                         $(6,912,905)     $  (512,783)     $  (401,336)     $(7,827,024)
                                                 ===========      ===========      ===========      ===========


                                                 Chequemate
                                                International      Vision Comm.
                                                    Inc.               Inc.
                                                  March 31,         December 31,    Proforma          Totals
                                                    2000               1999        Adjustments      Consolidated
                                                -------------      -------------   -----------      ------------
BALANCE SHEET
CURRENT ASSETS
   Cash                                               49,815          672,511               --           49,815
   Accounts receivable, net                          213,268               --               --          885,779
   Inventory                                         727,512               --               --          727,512
   Prepaid expenses                                   74,170           37,113               --          111,283

                                                 -----------      -----------      -----------      -----------
     Total Current Assets                          1,064,765          709,624               --        1,774,389

PROPERTY, PLANT AND EQUIPMENT, NET                 1,428,641        1,686,019               --        3,114,660

OTHER ASSETS
   Note receivable                                    50,000               --               --           50,000
   Product rights                                  2,548,259               --               --        2,548,259
   Investment in unconsolidated subsidiary                --          261,597               --          261,597
   Other intangible assets, net                           --        1,015,714               --        1,015,714
   Goodwill                                               --               --        8,194,043        8,194,043
   Movie production cost                             809,640               --               --          809,640
   Refundable deposits                                47,159               --               --           47,159
                                                 -----------      -----------      -----------      -----------
     Total Other Assets                            3,455,058        1,277,311        8,194,043       12,926,412
                                                 -----------      -----------      -----------      -----------
     Total assets                                  5,948,464        3,672,954        8,194,043       17,815,461
                                                 ===========      ===========      ===========      ===========

CURRENT LIABILITES
   Accounts payable                                1,089,974          301,124               --        1,391,098
   Short term obligations                          1,972,502               --               --        1,972,502
   Accrued expenses                                  376,391           24,050               --          400,441
   Income tax payable                                      5               --               --              500
   Accrued interest payable                          123,605               --               --          123,605
   Dividends payable                                      --           26,886               --           26,886
   Deferred revenue                                                    95,105               --           95,105
   Current portion of L-T debt                     3,625,787          658,487               --        4,284,274
                                                 -----------      -----------      -----------      -----------
     Total Liabilities                             7,188,759        1,105,652               --        8,294,411
LONG-TERM DEBT                                            --        2,794,020        5,800,000        8,594,020


STOCKHOLDERS' EQUITY
   Common stock $0.0001 per value;
     500,000,000 shares authorized;
     6,781,669 shares issued and outstanding             678           24,499          (24,546)             631
   Preferred stock                                        --            2,835           (2,835)              --
   Additional paid in capital                     36,900,982        2,869,007         (690,899)      39,079,090
   Accumulated deficit                           (38,141,955)      (3,123,059)       3,112,323      (38,152,691)
                                                 -----------      -----------      -----------      -----------
     Total Stockholders' equity                   (1,240,295)        (226,718)       2,394,043          927,030


   TOTAL LIABILITIES AND                         -----------      -----------      -----------      -----------
     STOCKHOLDERS' EQUITY                          5,948,464        3,672,954        8,194,043       17,815,461
                                                 ===========      ===========      ===========      ===========


                                                 Chequemate
                                                International      Vision Comm.
                                                     Inc.              Inc.
                                                 For the Year      For the Year
                                                    Ended             Ended
                                                   March 31,       December 31,     Proforma         Totals
                                                     2000              1999        Adjustments     Consolidated
                                                -------------      -------------   -----------     ------------
INC0ME STATEMENTS
---------------------------------------------------------------------------------------------------------------
REVENUES
   Revenue                                           491,779        3,206,170               --        3,697,949
   Cost of sale                                      229,315        2,187,936               --        2,417,251
                                                 -----------      -----------      -----------      -----------
     Gross Profit                                    262,464        1,018,234               --        6,115,200

EXPENSES
   Bad debt expense                                   46,180               --               --           46,180
   Selling expense                                   416,047               --               --          416,047
   General and administrative                             --        1,662,947               --        6,527,158
   Depreciation and amortization                          --               --          401,336          401,336
                                                 -----------      -----------      -----------      -----------
     Total expenses                                5,326,438        1,662,947          401,336        7,390,721

NET OPERATING LOSS                                (5,063,974)        (644,713)        (401,336)      (1,275,521)

OTHER INCOME (EXPENSE)
   Gain on forgiveness of debt                        29,375               --               --           29,375
   Interest Income                                    13,470            3,612               --           17,082
   Interest expense                                 (118,058)        (419,641)              --         (537,699)
   Loss on disposal of assets                             --            3,433               --            3,433
   Other income                                           --           61,855               --           61,855
                                                 -----------      -----------      -----------      -----------
     Total Other Income (Expense)                    (75,213)         350,741               --         (425,954)

LOSS BEFORE TAXES                                 (5,139,187)        (995,454)        (401,336)      (1,701,475)
PROVISION FOR INCOME TAX                                 500               --         (401,336)      (1,701,475)
                                                 -----------      -----------      -----------      -----------
LOSS FROM OPERATIONS                              (5,138,687)        (995,454)        (401,336)      (1,701,475)
DISCONTINUED OPERATIONS                          (13,596,782)              --               --               --

                                                 -----------      -----------      -----------      -----------
                                                 -----------      -----------      -----------      -----------
NET LOSS                                         (18,735,469)        (995,454)        (401,336)       1,701,475)
                                                 ===========      ===========      ===========      ===========


                  SEE STATEMENT OF ASSUMPTIONS AND DISCLOSURES.

                         CHEQUEMATE INTERNATIONAL, INC.
                    Statement of Assumptions and Disclosures

Proforma Consolidated Financial Statements September 30, 2000

NOTE 1 - BACKGROUND AND HISTORICAL INFORMATION

The proforma consolidated financial statements represent the balances of Chequemate International, Inc. (the Company) and VideoComm., Inc. (the Subsidiary). The Company owns primarily development assets/costs, for the purpose of providing three dimensional entertainment via cable television and the internet. The Subsidiary owns and operates cable television systems and pay telephones.

NOTE 2 - PROFORMA TRANSACTION

The historical financial information contained herein has been consolidated assuming the purchase of 100% of the shares of the Subsidiary by the Company. The purchase agreement as amended was effective on December 5, 2000 but, has been retroactively applied to the historical information of both companies.

The statement of operations of the Company are presented for the six months ended September 30, 2000. The statement of operations of the Subsidiary are presented for the nine months ended September 30, 2000.

NOTE 3 - PROFORMA ADJUSTMENTS

The historical financial information has been adjusted based on the following assumptions:

a. All shares of the Subsidiary are purchased for 2,500,000 shares of common stock of the Company valued at $2.00 per share, a note payable of $2,800,000 and to eliminate the stockholders' deficit of $3,513,659 of the Subsidiary.

b. To amortize the $8,026,718 of goodwill from the purchase of the Subsidiary using a 10 year life for the six months.

c. To record the contingent liability of $3,000,000 for the additional shares to be issued base upon the Company's current trading price of $1.00 per share compared to the guaranteed minimum of $2.00 per share.

                                      P-5